POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/Alfred J. Roach
                                             ---------------------------
                                             Alfred J. Roach

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/Timothy J. Roach
                                             ---------------------------
                                             Timothy J. Roach

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/ Paul G. Sebetic
                                             ---------------------------
                                             Paul G. Sebetic

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/ C. Bruce Barksdale
                                             ---------------------------
                                             C. Bruce Barksdale

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/Dorothy Roach
                                             ---------------------------
                                             Dorothy Roach

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/Joseph C. Hogan
                                             ---------------------------
                                             Joseph C. Hogan

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/James R. Grover, Jr.
                                             ---------------------------
                                             James R. Grover, Jr.

                                POWER OF ATTORNEY

            Know all men by these presents, that each individual whose signature appears below constitutes and appoints Timothy J. Roach and Paul G. Sebetic, and each of them, acting individually or jointly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement to which this Power of Attorney is being filed as an exhibit (the "Registration Statement"), or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the Registration Statement or such other registration statement, and to file each of the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1997.


                                             /s/William G. Sharwell
                                             ---------------------------
                                             William G. Sharwell